GUARDIAN 8

ENHANCED NON-LETHAL DEFENSE




Patrol 2



PRO V2

SAFE HARBOR

This presentation has been prepared by the company and includes information from other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained therein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice.

This presentation contains statements, estimates and projections with respect to the anticipated future performance of the Company that may be deemed to be "forward-looking statements." These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of the Company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales of assets, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control.

In the future the Company may not be profitable and the securities offered by the Company may, ultimately, have little value. At the present time, there is a very limited market for the Company's common stock on the Over-the-Counter Quotation Bureau under the symbol "GRDH".

This is not an offering of securities. Any such offer must be accompanied by an Offering document.

Stock Profile

GRDH (OTCQB)
Compiled on 1.14.15 (Yahoo! Finance)

Closing Price: $0.55
Shares Outstanding: 42,213,972
Avg. Daily Trade Volume: (6M) average 45,673
Enterprise Value: $28M

Current on all SEC filings

Why We Created the Pro V2

People need options for personal defense because crimes happen everywhere, to anyone at any time.

2013 Crime Stats (FBI Crime Data)

1.2M violent crimes
8.6M property crimes
1.4M crimes in schools
2.1M incidents of workplace violence

We've created an award-winning tool for a global $50B personal defense market.

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Introducing the Pro V2



record & playback for alerting message
USB port
ambidextrous call button
trigger
strobe light
laser spotter
alerting siren
digital camera
OC/Pepper Spray stream port
PRO V2

We are addressing the shortage of tools designed for the Security Guard's defensive role by creating a new product category called Enhanced Non-Lethal (ENL).

Introducing the Pro V2

An Enhanced Non-Lethal device is one that combines two or more non-lethal functions with a two-way communication platform.



illuminated sights
status indicators
on/off switch
ambidextrous arming switch
speaker
battery release
rechargeable battery with capacity gauge

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Patent – Key Differentiators

Guardian 8 has three issued patents and two which are under review with the USPTO.

- Utility patent covers the method used to integrate Bluetooth™ into the product (pre recorded message).
- Two design patents: One covers the original product and the second covers the Pro V2. The Pro V2 design patent is also covered by the European agency which is the equivalent of the US patent office.
- Two patents pending are related to the 2-stage trigger mechanism and the spray pathway improvements.
- Pro V2 is the only ENL device tuned specifically to the defensive role of a security officer (as opposed to tactical police).
- No current competitor in the market
- Fills huge gap between unarmed and lethal

TASER™ Comparison

We're often confused with TASER™.

Our management and executive teams are infused with former TASER™, firearms and security industry expertise. Our approach to market is a bold and disruptive technology. While we are similar in sentiment – provide an effective tool that keeps protection officers and others safe – we are very different in practice.

- We do not compete with Taser for law enforcement clients.
- The Pro V2 is legal for sale in all 50 states (TASER™ is restricted in 6 states and 10 major metropolitan areas).
- Our first year on the market resulted in adoption by key accounts.
- There have been NO IN-CUSTODY DEATHS resulting from the use of OC/pepper spray. TASER™ are associated with more than 500 deaths, too many to be considered "non-lethal."



GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Value Proposition

- Reduces liability & mitigates risk
- Provides an intermediate force option between lethal and unarmed
- Reduces litigation exposure
- New, non-lethal cost effective option for self-defense

Management Team



Steve Cochennet, Chairman, CEO

Founding CEO & investor in GRDH.

Former Federal Reserve analyst; participated in Digital Ally dashboard camera launch.

Former Chairman of publicly-traded EnerJex Resources and Utilicorp Executive.



Kathy Hanrahan, Board member, Interim CFO

Former President, CFO and COO of TASER International

Shaped the growth of TASR from just under $2.0 million to >$100 million.

Board Member: Ariz.-based Meridian Bank, N.A. with $1 billion+ in assets.



Paul Hughes, COO

Former US Marine with business development experience at SWHC & and TASR.

Tactical Execution, Market Strategy, Industry Relations, Strategic Accounts.



Corey Lambrecht, Board Member

Former Executive VP at Smith & Wesson [NYSE: SWHC]

Demonstrated ability to create shareholder appreciation by driving business results.

Total public market landscape (OTCBB, AMEX, and NASDAQ) experience from pre-IPO, and exchange up-listing.

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Management Team



Gary Kuty, VP of Sales

Founded Kuty & Associates, LLC and oversaw consulting and training operations in Dayton and Las Vegas. Well-respected author on corporate security matters. 40 year veteran of the police and security industries.



Lex Hemeyer, Director of International Sales

Former international sales for ASP USA; Director of International Sales for TASER® International.



Jose Rojas, VP Customer Support

Former VP of Customer Service & Technical Support at TASER® International, involved with launch of 12 new products; responsibility for manufacturing and fulfillment of TASER products in Mexico.



Jody Brill, Lead Engineer

Hardware development engineer and technical lead, formerly Mitel Networks; skilled in system architecture, development of telecom and VoIP products, design, debugging, systems integration and manufacturing interface.

Top 5 Markets for Pro V2

Security Providers

Hospitals

Entertainment, Sports, Public Venues

College Campuses

Government Agencies

(i.e., Customs, Border Control, VA Health Centers, Housing)

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Size of Target Markets

21M

Security professionals globally

3.2M

Security officers working for 5000 US security providers

2.5M+

Unarmed police globally

2.2M

Truck Drivers in the US

1M+

Government Agencies Security

Size of US Law Enforcement Market: 800,000

TASER's market share of US Law Enforcement Market: 600,000

Delivered On Plan

2014

FULLY DELIVERED on our year 1 go-to-market plan:

- 100% of board members and executive management are stockholders
- $7M convertible debt closed June 2014.
- Built a strong sales & marketing team
- Completed a 10K unit production run
- Focused on 5 initial markets and working with 105 pilot accounts as of Jan 2015.
- Certified 160 Pro V2 Instructors within these pilot account companies
- Opened international sales at higher bundled price than US
- Listed on the General Services Administration (GSA) schedule of approved vendors for government contractors.

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

2015 Snapshot

US SECTORS EVALUATING PRO V2

Security Providers
Hospitals
Entertainment, Sports & Public Venues
College Campuses
Government Agencies

SECURITY ACROSS THE GLOBE:

- Police are essentially unarmed security officers
- Military are the "police"

Security providers **gain a competitive advantage** offering ENL Pro V2, increasing billable rate 25% per hour with only a .05 hour cost.

INTERNATIONAL INTEREST

UAE-GCC	Uruguay
Colombia	Argentina
Peru	Guatemala
MENA	

Distribution Agreements in Place in:

Mexico	Costa Rica
Panama	Ecuador
Uruguay	Russia
South Korea	

FAST EMERGING

K-12 Schools
Veteran's Administration
Cruise Lines
Interstate Transport
Border Patrol & Customs

What's Driving Interest:

- Vulnerability of staff moving valuable goods across state and country borders.
- Sensitivity to use of force issues.
- Awareness of need for safer response options.

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Emerging Consumer Sector

Consumer product initial study completed. Product prototypes, including wearable tech, are under consideration.







GLOBALLY

Homeowners
Real Estate Agents
Cab/Bus Drivers
College Students
Teachers
Convenience Store clerks
Retail operators
Gas Station operators
Housewives/Stay-at-home Moms
Daycare center operators

Anyone who is interested in non-lethal personal protection.

Questions?

See a demo video and learn more at Guardian8.com

ASIS 11 accolades
Security's Best Winner

Campus Safety BEST 2014 WINNER

PHOENIX Business Journal

10 Companies to Watch

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE